UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

EL PASO PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-420-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective on May 25, 2012, Kinder Morgan, Inc. (“KMI”) completed the acquisition (the “Acquisition”) of El Paso Corporation (“El Paso”), the parent entity of El Paso Pipeline GP Company, L.L.C. (the “General Partner”), the general partner of El Paso Pipeline Partners, L.P. (the “Partnership”). In connection with the Acquisition, the audit committee of the General Partner approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to audit the consolidated financial statements of the Partnership for the year ending December 31, 2012 in replacement of Ernst & Young LLP (“E&Y”), which was dismissed as the Partnership’s independent auditor, effective as of May 25, 2012. Because the Partnership’s financial statements will be consolidated with those of KMI following the Acquisition, PwC, which is the independent auditor of KMI and its subsidiaries, was chosen to be the Partnership’s independent auditor as well.

The reports of E&Y on the Partnership’s consolidated financial statements for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Partnership’s consolidated financial statements for the years ended December 31, 2011 and 2010, and during the subsequent interim period through May 25, 2012, there were no disagreements between the Partnership and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its reports.

There were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) during the years ended December 31, 2011 and 2010 and the subsequent interim period through May 25, 2012.

The Partnership has not consulted with PwC during the years ended December 31, 2011 and 2010 or any subsequent interim period through May 25, 2012 on either the application of accounting principles or the type of opinion PwC might issue on the Partnership’s financial statements.

In accordance with the rules of the Securities and Exchange Commission, the Partnership provided E&Y a copy of the disclosures made under this Item 4.01 and requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. Such letter is attached as Exhibit 16.1.

Item 5.01.	Changes in Control of Registrant.

As a result of the Acquisition, a change of control of the Partnership occurred on May 25, 2012, and the General Partner became an indirect, wholly owned subsidiary of KMI. KMI’s sources of funds for the Acquisition include KMI common stock and warrants and cash. The cash portion of the consideration for the Acquisition was obtained primarily from bank debt financing.

The information in Item 5.02 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Acquisition, Douglas L. Foshee, D. Mark Leland, John R. Sult and James C. Yardley resigned from the board of directors of the General Partner, and El Paso Pipeline Holding Company, L.L.C., the sole member of the General Partner, elected Richard D. Kinder, C. Park Shaper, Steven J. Kean and Thomas A. Martin, each of whom is an executive officer of KMI, to fill the vacancies. None of such new directors will receive any compensation in his or her role as a director of the General Partner.

At the effective time of the Acquisition, all of the executive officers of the General Partner resigned from their positions, including: James C. Yardley, President and Chief Executive Officer; John R. Sult, Executive Vice President and Chief Financial Officer; Robert W. Baker, Executive Vice President and General Counsel; and Susan B. Ortenstone, Executive Vice President.

At the effective time of the Acquisition, the board of directors of the General Partner appointed new executive officers of the General Partner, including: Richard D. Kinder, Chief Executive Officer; C. Park Shaper, President; Steven J. Kean, Executive Vice President and Chief Operating Officer; Kimberly A. Dang, Vice President and Chief Financial Officer. Each of these executive officers is also an executive officer of KMI and will receive no additional compensation in his or her role as an executive officer of the General Partner.

Richard D. Kinder currently serves as Director, Chairman and Chief Executive Officer of KMI, the indirect parent of the General Partner. He is also Director, Chairman and Chief Executive Officer of Kinder Morgan Management, LLC (“KMR”), Kinder Morgan G.P., Inc. and Kinder Morgan Kansas, Inc. (“KMK”). He served as Chief Manager and Chief Executive Officer of Kinder Morgan Holdco LLC from May 2007 until completion of the initial public offering in February 2011, at which time he assumed the positions of Director, Chairman and Chief Executive Officer of KMI. Mr. Kinder has served as Director, Chairman and Chief Executive Officer of KMR since its formation in February 2001. He was elected Director, Chairman and Chief Executive Officer of KMK in October 1999. He was elected Director, Chairman and Chief Executive Officer of Kinder Morgan G.P., Inc. in February 1997. Mr. Kinder was elected President of KMR, Kinder Morgan G.P., Inc. and KMK in July 2004 and served as President until May 2005. Mr. Kinder is the uncle of David D. Kinder, Vice President, Corporate Development and Treasurer of Kinder Morgan, KMR, Kinder Morgan G.P., Inc. and KMK. Mr. Kinder is 67 years old.

C. Park Shaper currently serves as Director and President of KMI, the indirect parent of the General Partner. He is also Director and President of KMR, Kinder Morgan G.P., Inc. and KMK. He served as Manager and President of Kinder Morgan Holdco LLC from May 2007 until completion of the initial public offering in February 2011, at which time he assumed the positions of Director and President. Mr. Shaper was elected President of KMR, Kinder Morgan G.P., Inc. and KMK in May 2005. He served as Executive Vice President of KMR, Kinder

Morgan G.P., Inc. and KMK from July 2004 until May 2005. Mr. Shaper was elected Director of KMR and Kinder Morgan G.P., Inc. in January 2003 and of KMK in May 2007. He was elected Vice President, Treasurer and Chief Financial Officer of KMR upon its formation in February 2001, and served as its Treasurer until January 2004, and its Chief Financial Officer until May 2005. He was elected Vice President, Treasurer and Chief Financial Officer of KMK in January 2000, and served as its Treasurer until January 2004, and its Chief Financial Officer until May 2005. Mr. Shaper was elected Vice President, Treasurer and Chief Financial Officer of Kinder Morgan G.P., Inc. in January 2000, and served as its Treasurer until January 2004 and its Chief Financial Officer until May 2005. He received a Masters of Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Shaper also has a Bachelor of Science degree in Industrial Engineering and a Bachelor of Arts degree in Quantitative Economics from Stanford University. Mr. Shaper is also a trust manager of Weingarten Realty Investors. Mr. Shaper is 43 years old.

Steven J. Kean currently serves as Director, Executive Vice President and Chief Operating Officer of KMI, the indirect parent of the General Partner. He is also Executive Vice President and Chief Operating Officer of KMR, Kinder Morgan G.P., Inc. and KMK. He served as Manager and Chief Operating Officer of Kinder Morgan Holdco LLC from May 2007 until completion of the initial public offering in February 2011, at which time he assumed the positions of Director, Executive Vice President and Chief Operating Officer. Mr. Kean was elected Executive Vice President and Chief Operating Officer of KMR, Kinder Morgan G.P., Inc. and KMK in January 2006. He served as Executive Vice President, Operations of KMR, Kinder Morgan G.P., Inc. and KMK from May 2005 to January 2006. He served as President, Natural Gas Pipelines of KMR and Kinder Morgan G.P., Inc. from July 2008 to November 2009. He served as President, Texas Intrastate Pipeline Group from June 2002 until May 2005. He served as Vice President of Strategic Planning for the Kinder Morgan Gas Pipeline Group from January 2002 until June 2002. Mr. Kean received his Juris Doctor from the University of Iowa in May 1985 and received a Bachelor of Arts degree from Iowa State University in May 1982. Mr. Kean is 50 years old.

Kimberly A. Dang currently serves as Vice President and Chief Financial Officer of KMI. She is also Vice President and Chief Financial Officer of KMR, Kinder Morgan G.P., Inc. and KMK. She served as Chief Financial Officer of Kinder Morgan Holdco LLC from May 2007 until completion of the initial public offering in February 2011, at which time she continued as Vice President and Chief Financial Officer. Mrs. Dang was elected Chief Financial Officer of KMR, Kinder Morgan G.P., Inc. and KMK in May 2005. She served as Treasurer of KMR, Kinder Morgan G.P., Inc. and KMK from January 2004 to May 2005. She was elected Vice President, Investor Relations of KMR, Kinder Morgan G.P., Inc. and KMK in July 2002 and served in that role until January 2009. From November 2001 to July 2002, she served as Director, Investor Relations of KMR, Kinder Morgan G.P., and KMK. Mrs. Dang has received a Masters in Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University and a Bachelor of Business Administration degree in accounting from Texas A&M University. Mrs. Dang is 41 years old.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter of E&Y regarding change in certifying accountant

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

	By:	EL PASO PIPELINE GP COMPANY, L.L.C., its general partner

Dated: May 31, 2012		By:	/s/ Kimberly A. Dang
			Name:	Kimberly A. Dang
			Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of E&Y regarding change in certifying accountant